UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 5, 2017

IDT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16371	22-3415036
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Broad Street Newark, New Jersey	07102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 438-1000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 2.02. Results of Operations and Financial Condition

On December 5, 2017, IDT Corporation (the “Registrant”) issued a press release announcing its results of operations for its fiscal quarter ended October 31, 2017. A copy of the earnings release concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Registrant is furnishing the information contained in this Report, including Exhibit 99.1, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the “SEC”). This information shall not be deemed to be “filed” with the SEC or incorporated by reference into any other filing with the SEC unless otherwise expressly stated in such filing. In addition, this Report and the press release contain statements intended as “forward-looking statements” that are subject to the cautionary statements about forward-looking statements set forth in the press release.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)   On December 5, 2017, the Registrant entered into an Agreement (the “Agreement”) with Abilio “(“Bill”) Pereira, who currently serves as Chief Executive Officer of Registrant subsidiary IDT Telecom, Inc. (“IDT Telecom”). This Agreement provides for the termination, as of December 31, 2017, of the Amended and Restated Employment Agreement, dated January 12, 2015, between IDT Telecom and Mr. Pereira. Pursuant to the Agreement, upon execution of a release, Mr. Pereira will receive $425,000, payable over the course of seven months, and will, commencing on January 1, 2018, serve as President and Chief Operating Officer of the Registrant. Mr. Pereira will be paid a base salary of $500,000 per year, and will have a target annual bonus of $300,000, based on performance and as approved by the Compensation Committee of the Board of Director. Mr. Pereira will also be entitled to participate in any of the Registrant’s broad-based equity grants to its employees. Should Mr. Pereira’s employment be terminated without Cause or should he resign for Good Reason (as such terms are defined in the Agreement), the Registrant will be obligated to pay to Mr. Pereira severance of $800,000. The Agreement has an effective date of January 1, 2018 and continues until it is terminated by either the Registrant or Mr. Pereira.

The foregoing summary of the Agreement is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.01 to this report and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Document
10.01	Agreement between IDT Corporation, IDT Telecom, Inc. and Abilio Pereira, dated December 5, 2017.

99.1	Earnings Release, December 5, 2017, reporting the results of operations for IDT Corporation’s fiscal quarter ended October 31, 2017.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDT CORPORATION

By:	/s/ Shmuel Jonas
Name:	Shmuel Jonas
Title:	Chief Executive Officer

Dated: December 5, 2017

3

EXHIBIT INDEX

Exhibit No.	Document
10.01	Agreement between IDT Corporation, IDT Telecom, Inc. and Abilio Pereira, dated December 5, 2017.

99.1	Earnings Release, December 5, 2017, reporting the results of operations for IDT Corporation’s fiscal quarter ended October 31, 2017.

4